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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2002

KAISER GROUP HOLDINGS, INC.
(successor issuer to Kaiser Group International, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9302 Lee Highway
Fairfax, Virginia 22031-1207
(Address of principal executive offices, including zip code)

703-934-3600
(Registrant's telephone number, including area code)

Item 5. Other Events and Resolution FD Disclosure

        In a press release dated November 27, 2002, Kaiser Group Holdings, Inc. announced a delay in completion of its planned redemption of Series 1 Redeemable Cumulative Preferred Stock. A copy of this one-page press release is attached to this Report on Form 8-K as Exhibit 99(a).

Item 7. Financial Statements and Exhibits

        Exhibit 99(a)—Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER GROUP HOLDINGS, INC. (Registrant)
By:	/s/ JOHN T. GRIGSBY, JR. John T. Grigsby, Jr. President and Chief Executive Officer

Date: November 27, 2002

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  Item 5. Other Events and Resolution FD Disclosure
  Item 7. Financial Statements and Exhibits
SIGNATURES